UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026
THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1500 North Mantua Street
P.O. Box 5193
Kent, OH 44240
(Address of principal executive offices) (Zip Code)
(330) 673-9511
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On July 10, 2026, The Davey Tree Expert Company (“Davey Tree” or the “Company”) entered into a Fifteenth Amendment (the “Amendment”) to the Receivables Financing Agreement, dated as of May 9, 2016 (as amended, the “RFA”), by and among Davey Tree, as initial Servicer, Davey Receivables LLC, an Ohio limited liability company, special purpose entity and wholly-owned subsidiary of Davey Tree, as Borrower, and PNC Bank, National Association, as LC Bank, Lender and Administrative Agent (“PNC”), and the other lenders party thereto. The RFA was entered into as part of an accounts receivable securitization program (the “AR Securitization Facility”).
Among other things, the Amendment (i) extended the scheduled termination date of the RFA, which was set to expire July 18, 2026, for another two years, until July 10, 2028, unless terminated earlier pursuant to the terms of the RFA; (ii) removed the SOFR Adjustment (as defined in the RFA) of 0.10% on borrowings; and (iii) added a financial covenant providing that the Company is required to maintain a maximum Leverage Ratio (as defined in the RFA) not to exceed 3.75 to 1.00.
In addition, the Letter of Credit (“LC”) issuance fee, payable on each settlement date, was increased to the amount of 1.00% per annum on the aggregate amount of all LCs outstanding plus any Outstanding Reimbursement Obligations (as defined in the RFA).
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
See the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description to Exhibit
10.1
Receivables Financing Agreement Amendment No. 15, dated July 10, 2026, by and among The Davey Tree Expert Company, Davey Receivables LLC, PNC Bank, National Association and the other lenders party thereto*

104	Cover Page Interactive Data File (embedded within the inline XBRL document).
* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul, Executive Vice President, Chief Financial Officer and Assistant Secretary and Director
Date: July 14, 2026